Polaris Industries Inc.

•	Founded in 1954
•	Manufacture a diversified mix of high-quality, high-performance motorized products for recreation and utility use
•	Well known brand name
•	Product innovation key to success
•	Highly productive non-union workforce - 3,500 strong
•	National and international distribution system

The Goals . . . .

•	$2 Billion by 2002; $3 Billion by 2007
•	Grow EPS as fast as revenue
•	Build a dominant brand with industry-leading quality
•	Expand P/E multiple to 20+

Higher Expectations

The Company’s future plans, goals or objectives stated above are “forward-looking statements” intended to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Shareholders, potential investors and others are cautioned that all forward-looking statements involve risks and uncertainty that could cause results to differ materially from those anticipated by the statements made herein.

Strong Business Foundation

Products (% of Sales)	Strengths/Opportunities
ATV’s 59%	• $844M business growing double digit • Strong #2 and growing share
Snowmobiles 22%	• Maintain #1 leadership position • Generate cash
PWC 5%	• Minimum investment • Upside only
Victory 1%	• $300-500MM long-term opportunity • Superior product features
PG&A 13%	• Highest margin product • Double in 3 years

Growth Initiatives (Catalysts)	Strengths/Opportunities
Financial Services	• Rapidly grow retail credit portfolio
International Sales	• Grow from 6% to 10% of revenue • Become closer to our customer
Alliances	• Brand extensions/partnerships • Acquisitions/JV’s
New Management	• Tom Tiller new CEO in 1999 • Over half of the top managers are new to the company

Sales 1990 to 2000					A Consistent Track Record... CAGR: 17.3%
(in millions)
1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
$289	$292	$377	$520	$817	$1,104	$1,184	$1,031	$1,181	$1,329	$1,426

Polaris Sales by business unit

2000 Sales:  $1.426 Billion

Snowmobiles	PWC	ATVs	PG&A	Motorcycles
22%	5%	59%	13%	1%

Sales In Millions
ATVs	$844
Sleds	$311
PWC	$68
PG&A	$183
Victory	$20

Earnings Per Share 1990 - 2000 (Diluted)					A Consistent Track Record... CAGR: 16.0%
19 years of consecutive earnings growth
1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
$0.79	$0.81	$0.91	$1.21	$1.98	$2.19	$2.24	$2.45	$2.72	$3.07	$3.50

Historically not sensitive to negative economic changes

Polaris’ earnings grew an average of 14% per year from 1989 to 1992

Net Income (millions)
	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
Polaris net income	0	0	0	1	2	2.7	6.4	9.5	11.5	16.7	20.5	20.7	24.6	33.0	54.7	60.8	62.3	65.4	70.6	76.3	82.8
Consumer Confidence Index	78.6	66.6	59.5	103.6	97	98.2	93.2	107.7	119.4	113	61.2	52.5	78.1	79.8	103.4	99.2	114.2	136.2	126.7	141.7	128.6

Product Cost Reduction Efforts

•	Gross Margins have improved 160 basis points from 1998 to 2000

Initiatives taken to improve gross margins include:
•	EDGE snowmobile chassis
•	ATV model platform consolidation
•	Victory product cost reduced over 20%
•	Improved purchasing practices/partnerships
•	Returnable steel crates
•	Plastic injection molding facility

Gross Margin Percentage
	1998	1999	2000
Gross Margin	21.4%	22.4%	23.0%
Gross Margin Improvements are Sustainable

Cash Flow Before changes in working capital items and deferred taxes						A Consistent Track Record... CAGR: 12.8%

Dollars (in millions)
1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
$38	$40	$46	$59	$87	$89	$95	$97	$107	$115	$127

Return on Shareholders Equity						Significantly above Industry Averages

1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
21%	24%	31%	41%	43%	42%	45%	40%	44%	47%	44%

Debt to Total Capital Ratio					Ample credit capacity

1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
0%	0%	0%	0%	0%	25%	18%	13%	12%	19%	19%

Share Repurchases

Cumulatively to date have repurchased 5.8 million of 7.5 million authorized for a total of $184 million.

Shares repurchased

In Millions
1996	1997	1998	1999	2000
0.5	1.5	1.1	1.5	1.2

In dollars

In Millions
1996	1997	1998	1999	2000
$14	$40	$38	$52	$40

ATV Overview - Market

1992 - 97	Industry averaged 12% annual growth
1998 -99	Industry averaged 23% annual growth
2000	Industry growth 19%
2001+	Average annual growth rate 10% +

Buyer Profile
•	40% first time buyers
•	Male, married, age 41
•	Average Income $51,000
•	Utility-oriented: Farm/Ranch/Hobby 1/3 Outdoorsman/Hunting 1/3 Recreation 1/3

Competitors
•	Honda
•	Yamaha
•	Kawasaki
•	Suzuki
•	Arctic Cat
•	Bombardier

Worldwide ATV Industry Growth

Units (in thousands)
1992	1993	1994	1995	1996	1997	1998	1999	2000
219.4	247.3	294.6	345	385	435	520	650	775

ATV Overview - Polaris

Polaris entered ATV market in 1985
Polaris increased retail sales every year since 1989
Currently #2 in the industry

Product Profile
•	Entered ATV market in 1985
•	18 models currently available (not including Youth ATVs)
•	Priced competitively-- $2,999 to $7,599 ($5,844 average)

Polaris ATV Sales (3 YR CAGR: 22%)
In Millions
1998	1999	2000	2001 Forecast
$658	$753	$844	Mid single digit growth

Youth ATV Market

1999
Around 200,000 vehicles sold at retail - mostly non-branded imports
Opportunity
Game changer - family; young people now part of riding experience
Product
3 Models
• Scrambler 50 and Scrambler 90
• Sportsman 90
Styled like Mom’s and Dad’s
Safe
• sized for young people
• free helmet
• adjustable throttle limiter
Result
Began shipments to dealers in October 2000
• significant market share gain in first year

Fast Reaction to Market Opportunity

Motorcycle Overview - Market

1992 - 99         All-Highway motorcycles averaged 13% growth
1992 - 98         Cruisers averaged 15% growth
1999                Cruisers grew 21%
2000                Industry cruiser growth 20% to 220,000 units
2001+              Average annual growth rate 10% +

Victory Buyer Profile
•	Enthusiasts - owners of multiple bikes
•	Current Polaris Customers
•	Japanese cruiser customers

Competitors (Cruisers)
•	Harley-Davidson
•	Honda
•	Yamaha
•	Suzuki
•	Kawasaki

Motorcycle Industry Growth

Units (in thousands)
	1992	1993	1994	1995	1996	1997	1998	1999	2000
Cruiser	69.2	84.8	92.2	100.8	121.4	129.4	152	184	240
All Motorcycles	229.4	265.3	280.9	294.8	334.6	360.4	426	524	660

Motorcycle Overview - Victory Business Unit

Victory Production started July 4, 1998

Product Profile
•	Three models - more coming
•	Priced below Harley ($14,000 average)

Distribution Profile
•	300+ dealers in U.S.
•	25 dealers in Canada
•	International markets in U.K. and Australia; more coming

Victory Sales

In Millions
1998	1999	2000	2001 Forecast
$11	$41	$20	Approx. 10% - 20% growth

Victory Status

•	Cycle World’s “Cruiser of the Year” July 1998
•	Motorcycle Cruiser’s “Cruiser of the Year” October 1999
•	Sport Cruiser introduced in August 1999, named “Sport Cruiser of the Year” by both Easy Riders and V Twin magazines in February 2001.
•	Expanded to Canada and UK in 2000
•	Third model “Deluxe” introduced in August 2000
•	Year 2000 retail sales up over 50%

Snowmobile Overview - Market

1993 - 96         Industry averaged 18% annual growth
1997 - 00         Industry absorbs growth & poor weather (flat-down)
2001 +             Expect modest 5-7% industry growth as normal snowfall returns

Buyer Profile
•	Age 38 (vs. 41 industry average)
•	Average income $61,000
•	Performance-oriented: trail-riding, mountain-riding, sport, utility

Competitors
•	Bombardier
•	Arctic Cat
•	Yamaha

Worldwide Snowmobile Industry Growth (Season-end March 31)

Units (in thousands)
1993	1994	1995	1996	1997	1998	1999	2000
161.5	187.1	226.6	252.3	260.7	255.9	233	213

Snowmobile Overview - Polaris

Polaris has been Industry Market Share Leader for 11 consecutive years

Product Profile
•	26 models covering all market segments
•	Half of 2001 models in new “EDGE” chassis
•	Priced at or below competition - $1899 to $8599 ($6076 average)
•	Innovative “Snow check Select” order option program will pull 20-30% of consumer sales into preseason

Snowmobile Sales (3 YR CAGR: -5%) (3 YR Market CAGR: -7%)

In Millions
1998	1999	2000	2001 Forecast
$325	$322	$311	Approx. 5% - 10% growth

Customized Snowmobiles

•	New program for 2002 model year
•	Options include choice of suspension, color, track, engine, shock, reverse and electric start
•	Consumer can save up to $1,543 on factory installed custom options
•	April 16th 2001 is the deadline
•	Positive response to date

PWC Overview - Market

1991 - 1995     Industry grew 30+% annually
1996 - 1999     Rapid market decline from regulatory and legislative concerns
2000 +             Industry down 10% to 120,000 units
2001 +             Resume modest annual growth

Buyer Profile
•	Age 41
•	Average household income $95,000+
•	Stability-oriented: Trend to 3 and 3+ passenger models

Competitors
•	Bombardier
•	Yamaha
•	Kawasaki

Worldwide PWC Industry Growth

Units (in thousands)
1992	1993	1994	1995	1996	1997	1998	1999	2000
117	131	164.5	238.5	225	210	160	134	120

PWC Business Overview - Polaris

First manufacturer with a model (Genesis i) that complies with EPA’s 2006 emission standards

Product Profile
•	Eight models
•	Competitive pricing
•	$5999 to $9499 ($7912 avg.)
•	Larger, cleaner and more quiet trend

Polaris PWC Sales (3 YR CAGR: 2%)

In Millions
1998	1999	2000	2001 Forecast
$48	$54	$68	Mid single digit growth

PG&A Business Overview - Polaris

Highest margin business (almost double corporate average)
Has grown 32% since 1998 (greater focus placed on product line)

Product Profile
•	Aggressive goal to grow sales to $250 million by 2002
•	New dedicated PG&A sales force
•	Introduced 1,700 new products in the last two years covering all business units
•	Minimal growth in PG&A inventory levels
•	E-Commerce store launched in October 2000

Polaris PG&A Sales (3 YR CAGR: 10%)

In Millions
1998	1999	2000	2001 Forecast
$139	$158	$183	15 - 20% growth

PG&A Business Overview - Polaris

Highest margin business (almost double corporate average)
Has grown 32% since 1998 (greater focus placed on product line)

Polaris PG&A Sales by Product Line

Apparel	Parts	Accessories
12%	53%	35%

Polaris PG&A Sales by Business Unit

Victory	Non-Prod.	PWC	ATV/RGR	Snow
3%	9%	4%	44%	40%

Polaris Professional Series

Polaris ASL (All Surface Loader)
Ranger 4 x 4

•	Expanded line of commercial and utility vehicles
•	ASL available to dealers now
•	Commercial Ranger 4 x 4 in development
•	Long-term opportunity to be a significant segment of our overall business

Growth Initiatives (Catalysts)

Financial Services
International Sales
Alliances
New Management

Provides Incremental sales, earnings and brand awareness for Polaris

Growth Initiative - Financial Services

•	Expansion of Polaris Acceptance joint venture with Transamerica
•	Create “one stop shopping” for consumers
•	Expect penetration rates to improve - Retail Credit 8% today -- grow to 20% - Service contracts 4% today -- grow to 15%
•	Operating income up 47% in 2000
•	Significant long-term profit potential

Growth Initiative - International Opportunities

•	Goal to grow from 6% of sales to 10% by 2005
•	Purchased Australian/New Zealand and France distributors
•	Hired new international VP
•	Increased sales 34% to $83 million in 2000 from 1998

Key Markets
•	ATV
•	PWC
•	Snowmobile
•	Motorcycle

Growth Initiative - Alliances

•	ASV
•	Dodge trucks
•	Bass Pro Shops
•	Remington TM Special Edition Sportsman 500
•	DeWalt Tools
•	Ducks Unlimited
•	NASCAR sponsorship
•	Goodyear Tires
•	Product licensing (Go Carts & Mini-bikes)
•	Polaris Adventure Tours
•	Potential acquisitions

Building A Dominant Brand

Polaris Brand Promise: Polaris promises you a better riding experience that allows you to get away with an unequalled feeling of freedom.

Polaris Themeline: “The Way Out.”

Building Dominant Brand

•	Marketing and Advertising - our promise to customers
-Clean, sustainable positioning
-Reinforced with consistent advertising, promotions and partnerships to surround the customer
•	Distribution - the in-store experience
-Drive toward consistently outstanding customer satisfaction
-Larger, more profitable, better managed dealerships supported consistently by Polaris
•	Product - the real world
-Outstanding product and service quality
-Industry leading innovation delivered at lightening speed
•	Employee Owners - our contacts with customers
-Passionate enthusiasts who live the riding experience
•	Time

Result …...

Increased market share, higher repurchase rates & premium pricing

2001 Outlook

•	2001 outlook is positive
-All product lines are expected to grow sales and earnings
-Sales projected to increase 8 - 10%
-EPS projected to increase 11 - 14%
•	Basic strategy and objectives remain unchanged
•	Initiatives drive improvement under “The Way Out” umbrella
-Dealer / store level
-Manufacturing efficiencies
-ATV replenishment system
-Product and service quality

The Goals . . . .

•	$2B by 2002; $3B by 2007
•	Grow EPS as fast as revenue
•	Build a dominant brand with industry-leading quality
•	Expand P/E multiple to 20+

Achieved by . . . .

Product Innovation - “The Foundation”
• ATVs
-$700M business growing double digit
-Strong #2 and growing share
• Motorcycles
-$300-500MM opportunity
-Superior product
• Snowmobiles
-Maintain leadership
-Generate cash
• Personal Watercraft
-Minimum investment
-Upside only

Growth Initiatives - “The Catalysts”
• Financial Services
-Rapidly grow retail portfolio
• Parts, Garments & Accessories
-Double in 3 years
• International
-Grow from 6% to 15% of revenue
-Motorcycle is gamechanger
• Alliances
-Brand extensions/partnerships
-Acquisitions/JVs
• New Management

Higher Expectations

The Company’s future plans, goals or objectives stated above are “forward-looking statements” intended to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Shareholders, potential investors and others are cautioned that all forward-looking statements involve risks and uncertainty that could cause results to differ materially from those anticipated by the statements made herein.

How Are We Doing So Far?

	3Q96 to 1Q98			2Q98 to 4Q00
	% Sales Growth	% EPS Growth		% Sales Growth	% EPS Growth
3Q96	3%	-15%	2Q98	10%	12%
4Q96	5	2	3Q98	23	18
1Q97	-19	-8	4Q98	18	26
2Q97	-21	-16	1Q99	13	13
3Q97	-2	44	2Q99	18	9
4Q97	-6	15	3Q99	8	13
1Q98	-7	-27	4Q99	12	16
			1Q00	14	14
			2Q00	6	13
			3Q00	2	13
			4Q00	8	15
Average	-7%	-1%	Average	12%	15%

Polaris Contacts

Tom Tiller	CEO
Mike Malone	CFO
Richard Edwards	Director, Investor Relations
Cela Sandin	Administrative Assistant

Polaris Industries Inc.
2100 Highway 55
Medina, MN  55340-9770
Phone:              (763) 542-0500
Fax:                  (763) 542-0595
E-Mail: cela.sandin@polarisind.com
Web page: www.polarisindustries.com

1995 Private Securities Reform Act
Polaris Industries Inc. Disclosure Statement

Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995.  We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated.  Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris’ annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.

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